UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  April 26, 2004

                      GMACM Home Equity Loan Trust
          Home Equity Loan-Backed Variable Pay Revolving Notes,
                            Series 2004-HE1



New York (governing law of          333-110437-07     N/A
Pooling and Servicing Agreement)    (Commission       IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        9062 Old Annapolis Road                              21045
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code:  (410) 884-2000



        (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On April 26, 2004 a distribution was made to holders of GMACM Home Equity Loan Trust Home Equity Loan-Backed Variable Pay Revolving Notes, Series 2004-HE1.




  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number      Description

             EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Variable Pay Revolving Notes, Series 2004-HE1, relating to the April 26, 2004 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          GMACM Home Equity Loan Trust
              Home Equity Loan-Backed Variable Pay Revolving Notes,
                                Series 2004-HE1

              By:   Wells Fargo Bank Minnesota, N.A., as Indenture Trustee
              By:   /s/ Beth Belfield, Assistant Vice President
              By:   Beth Belfield, Assistant Vice President
              Date: 05/05/04


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Variable Pay Revolving Notes, Series 2004-HE1, relating to the April 26, 2003 distribution.





Home Equity Loan-Backed Term Notes, GMACM Series 2004-HE1
Payment Date   04/26/2004


Servicing Certificate                                 Group 1
Beginning Pool Balance                              1,269,467,282.29
Beginning PFA                                                   0.00
Ending Pool Balance                                 1,251,304,066.96
Ending PFA Balance                                                -
Principal Collections                                 54,188,906.87
Principal Draws                                       36,025,691.54
Net Principal Collections                                         -
Active Loan Count                                            32,521


Interest Collections                                   4,125,209.65


Additional Mortgage Loans - Revolving Period                   0.00
Additional Mortgage Loans - Due to Funding Event               0.00


Net WAC Rate                                               4.10748%
Substitution Adjustment Amount                                 0.00


Excess Cash                                           2,803,049.34


                                                      Beginning         Ending
Term Notes                                            Balance           Balance          Factor       Principal
Class A-1                                             595,000,000.00    595,000,000.00   1.0000000            0.00
Class A-2                                             380,000,000.00    380,000,000.00   1.0000000            0.00
Class A-3                                             284,311,000.00    284,311,000.00   1.0000000            0.00
Variable Pay Revolving Notes                           33,006,693.00     30,203,643.66   0.9150763    2,803,049.34
Certificates                                                       -                 -           -               -




Term Notes (con't)                                       Interest           Interest         Security
Class A-1                                                522,112.50         Shortfalls          %         Coupon
Class A-2                                                339,150.00         0.00             47.25%       1.170%
Class A-3                                                277,203.23         0.00             30.18%       1.190%
Variable Pay Revolving Notes                              32,924.18         0.00             22.58%       1.300%
Certificates                                                   0.00         0.00              2.40%       1.330%
                                                                               -                  -            -

Beginning Overcollateralization Amount                     (22,850,410.71)
Overcollateralization Amount Increase (Decrease)             2,803,049.34
Outstanding Overcollateralization Amount                   (20,047,361.37)
Target Overcollateralization Amount                         10,155,738.26


Credit Enhancement Draw Amount                                      0.00
Unreimbursed Prior Draws                                            0.00



                                                                 Number               Percent
                                     Balance                     of Loans             of Balance
Delinquent Loans (30 Days)*          3,220,443.57                83                    0.26%
Delinquent Loans (60 Days)*            100,000.00                 1                    0.01%
Delinquent Loans (90 Days)*                     -                 0                    0.00%
Delinquent Loans (120 Days)*                    -                 0                    0.00%
Delinquent Loans (150 Days)*                    -                 0                    0.00%
Delinquent Loans (180+ Days)*                   -                 0                    0.00%
REO                                             -                 0                    0.00%
Bankruptcy                                      -                 0                    0.00%
Foreclosures                                    -                 0                    0.00%


*Delinquency Figures Do Not include Bankruptcy, Foreclosure, and REO.


                                                Liquidation To-Date
Beginning Loss Amount                                      0.00
Current Month Loss Amount                                  0.00
Current Month Recoveries                                   0.00

Ending Loss Amount                                         0.00       0.00%


                                                Recovery To-Date
Beginning Recovery Amount                                  0.00
Current Month Recovery Amount                              0.00

Ending Recovery Amount                                     0.00



                                                Special Hazard       Fraud      Bankruptcy
Beginning Amount                                           0.00       0.00       0.00
Current Month Loss Amount                                  0.00       0.00       0.00
Ending Amount                                              -          -          -


Extraordinary Event Losses                                 0.00
Excess Loss Amounts                                        0.00



Funding Account
Beginning Funding Account Balance                                     0.00
Deposit to Funding Account                                   18,163,215.33
Excess Of Draws over Principal Collections                            0.00
Payment for Additional Purchases                                      0.00
Prefunding balance sent to Funding account                            0.00
Add Variable Funding Note                                             0.00

Ending Funding Account Balance as of Payment Date            18,163,215.33
Interest earned for Collection Period                                 0.00
Interest withdrawn related to prior Collection Period                 0.00


Cuurent Month Repurchases Units                                         0
Cuurent Month Repurchases ($)                                           -


Bullet Termination Events                                          Yes/No

1) Term Notes have been downgraded below AAA/Aaa by S&P
and Moodys, respectively                                              No


2) Trust failed to receive advance of funds from VPRN holder
or failed to issue and sell an additional VPRN                        No


3) Enhancer Default has occurred and is continuing                    No


4-A) For 3 consecutive months, the average amount in the Funding
Account not used to purchase additional balances or subsequent mortgage loans is greater than 30% of the amount actually used to
purchase additional balances or subsequent transfer loans.            No


4-B) For 6 consecutive months, the average amount in the Funding
Account not used to purchase additional balances or subsequent mortgage loans is greater than 20% of the amount actually used to
purchase additional balances or subsequent transfer loans.            No


Funding Event                                                      Yes/No

Reserve Sub-Account balance is more than $2,000,000, provided that the Note Balance of the VPRN has been reduced to zero and the
Overcollateralization Target Amount has been met.                     No

